Columbia Intermarket Income Trust I


77E Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Funds.
In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the year ended April 30, 2005, Columbia has assumed $8,401, $16,682 and $38,306 for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund, respectively, of legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters.


770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On January 20, 2005, Colonial InterMarket Income Trust I (Fund) purchased 50,000 par value of notes of Carriage Service CVS 7 7/8 01/15/15 (Securities) for a total purchase price of $50,000 from Merrill Lynch Pierce, Fenner and Smith pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On January 24, 2005, Colonial InterMarket Income Trust I (Fund) purchased 120,000 par value of notes of Intelsat, LTD., 8 1/4 1/13 (Securities) for a total purchase price of $120,000 from Deutsche Bank Securities Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On January 24, 2005, Colonial InterMarket Income Trust I (Fund) purchased 70,000 par value of notes of Intelsat, LTD., FLTR 1/12 (Securities) for a total purchase price of $70,000 from Deutsche Bank Securities Inc. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On January 25, 2005, Colonial InterMarket Income Trust I (Fund) purchased 15,000 par value of notes of Del Monte 6 3/4 2/15/15 (Securities) for a total purchase price of $15,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.
Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On January 25, 2005, Colonial InterMarket Income Trust I (Fund) purchased 70,000 par value of notes of Tenet Health Care THC 9 1/4 2/1/15 (Securities) for a total purchase price of $68,884.20 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On February 3, 2005, Colonial InterMarket Income Trust I (Fund) purchased 85,000 par value of notes of Mohegan Tribal Gaming 6 1/8 2/13 (Securities) for a total purchase price of $85,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On February 4, 2005, Colonial InterMarket Trust I (Fund) purchased 15,000 par value of notes of Radio One 6 3/8 2/13 (Securities) for a total purchase price of $15,000 from Credit Suisse First Boston Corp. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On February 10, 2005, Colonial InterMarket Income Trust I (Fund) purchased 35,000 par value of notes of NTK Holdings Inc. 3/14 (Securities) for a total purchase price of $21,747.60 from Credit Suisse First Boston Corp. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On February 16, 2005, Colonial InterMarket Income Trust I (Fund) purchased 80,000 par value of notes of Sanmina-Sci Corp. 6 3/4 3/13 (Securities) for a total purchase price of $80,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On March 2, 2005, Colonial InterMarket Income Trust I (Fund) purchased 10,000 par value of notes of Range Resources Corp. 6 3/8 (Securities) for a total purchase price of $10,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On March 3, 2005, Colonial InterMarket Income Trust I (Fund) purchased 40,000 par value of notes of Allied Waste 3 1/4 (Securities) for a total purchase price of $40,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On March 8, 2005, Colonial InterMarket Income Trust I (Fund) purchased 100,000 par value of notes of Corrections Corp. of America 6 1/4 (Securities) for a total purchase price of $100,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On March 15, 2005, Colonial InterMarket Income Trust I (Fund) purchased 20,000 par value of notes of Davita Inc. 6 5/8 (Securities) for a total purchase price of $20,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On March 15, 2005, Colonial InterMarket Income Trust I (Fund) purchased 25,000 par value of notes of Davita Inc. 7 1/4 (Securities) for a total purchase price of $25,000 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.

770 Transactions effected pursuant to Rule 10f-3

Colonial InterMarket Income Trust I

On March 22, 2005, Colonial InterMarket Income Trust I (Fund) purchased 105,000 par value of notes of Abitibi - Consolidated 8 3/8 (Securities) for a total purchase price of $105,000 from Citigroup Global Markets/Salomon Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup, Credit Suisse First Boston Corp., Deutsche Bank Securities Inc., Lehman Brothers, SG Corporate & Investment Banking, Calyon Securities USA Inc., Commerzbank AG, Key Capital Markets Inc., RBS Greenwich Capital, Wells Fargo Securities, Merrill Lynch & Co., Scotia Capital Inc., Wells Fargo, JP Morgan Securities, Bear Stearns & Co. Inc., Wachovia Securities Inc., UBS, BNP Paribas, Comerica Securities, Fortis Investment Services, Harris Nesbitt, Hibernia Southcoast Capital, Keybank Capital Markets, Allen & Co., Blaylock & Partners, SunTrust Robinson Humphrey, Morgan Stanley.